Exhibit 10.11

CDN.$2,475,000,000 REVOLVING TERM CREDIT FACILITY

SIXTH AMENDING AGREEMENT MADE AS OF MARCH 31, 2016 TO THE

CREDIT AGREEMENT MADE AS OF AUGUST 3, 2011

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders and on behalf of itself and the Majority of the Lenders

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and BNP

Paribas

as Joint Book Runners

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, RBC

Capital Markets and BNP Paribas

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

The Bank of Nova Scotia

as Syndication Agent

Canadian Imperial Bank of Commerce, RBC Capital Markets, BNP Paribas

and Bank of Montreal

as Co-Documentation Agents

SIXTH AMENDING AGREEMENT

THIS AGREEMENT is made as of March 31, 2016

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

-and-

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (as hereinafter defined) (hereinafter referred to as the “Agent”) for itself and on behalf of the Majority of the Lenders (as defined in the hereinafter defined Credit Agreement),

OF THE SECOND PART.

WHEREAS pursuant to Section 14.10 of the Credit Agreement the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent as amended by the first amending agreement made as of August 1, 2012, the second amending agreement made as of July 31, 2013, the third amending agreement made as of February 13, 2014, the fourth amending agreement made as of July 14, 2014, the fifth amending agreement made as of August 7, 2015 and supplemented by any assignment agreements entered into prior to this Sixth Amending Agreement.

“Sixth Amending Agreement” means this Sixth Amending Agreement.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

EI 5 year Credit Facility – Sixth Amending Agreement

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1.3 The division of this Sixth Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Sixth Amending Agreement. The terms “this Sixth Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Sixth Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Sixth Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments

2.1 Section 9.1(b)(iii). The semi-colon at the end of section 9.1(b)(iii) is deleted and replaced with a comma and the following text is inserted after the comma: “provided that the unaudited annual financial statements for the Borrower on an unconsolidated basis for the fiscal year ended December 31, 2015 may be delivered within 120 days after the end of such fiscal year;”.

3.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Sixth Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Sixth Amending Agreement, and this Sixth Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

(c)	Credit Agreement Representation and Warranties

Except for those representations and warranties expressly stated to be made as of a certain date, each of the representations and warranties set forth in Article 8 of

EI 5 year Credit Facility – Sixth Amending Agreement

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the Credit Agreement is true and accurate in all material respects as of the date hereof.

The representations and warranties set out in this Sixth Amending Agreement shall survive the execution and delivery of this Sixth Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

4.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, (a) the Agent being authorized to execute this Sixth Amending Agreement on behalf of the Majority of the Lenders and the Agent having done so; and (b) the Agent having received an executed copy of this Sixth Amending Agreement from the Borrower.

5.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Sixth Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Sixth Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 5 hereof. This Sixth Amending Agreement shall constitute a Document for purposes of the Credit Agreement and the other Documents. The execution, delivery and effectiveness of this Sixth Amending Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

6.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Sixth Amending Agreement.

7.	Counterparts

This Sixth Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Sixth Amending Agreement to produce or account for more than one such counterpart.

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EI 5 year Credit Facility – Sixth Amending Agreement

IN WITNESS WHEREOF the parties hereto have executed this Sixth Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Patrick R. Murray
Patrick R. Murray
Vice President, Treasury

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

EI 5 year Credit Facility – Sixth Amending Agreement

LENDERS:

THE TORONTO-DOMINION BANK, on behalf of itself and the Majority of the Lenders

By:	/s/ Feroz Haq
Name: Feroz Haq
Title: Director, Loan Syndications - Agency

By:
Name:
Title:

EI 5 year Credit Facility – Sixth Amending Agreement